UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2007

Western Asset Municipal High Income Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-05497	04-3035821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Broad Street, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 291-2556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset Municipal High Income Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 8.01 Other Events.

On May 23, 2007, Western Asset Municipal High Income Fund Inc. (the “Fund”) issued a press release announcing changes, to be effective as of June 1, 2007, in its non-fundamental investment policies relating to the Fund’s ability to invest in derivative instruments.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number
99.1	Press Release of the Fund dated May 23, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Municipal High Income Fund Inc.
(Registrant)

Date: May 23, 2007	/s/ William Renahan
(Signature)
Name: William Renahan
Title: Assistant Secretary

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EXHIBIT INDEX

Exhibit Number
99.1	Press Release of the Fund dated May 23, 2007.

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